UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2004 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

MGP INGREDIENTS, INC.

1300 Main Street

Atchison, Kansas 66002

September 14, 2004

NOTICE OF ANNUAL MEETING

To the Stockholders:

The Annual Meeting of Stockholders of MGP Ingredients, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Thursday, October 14, 2004, beginning at 10:00 a.m., local time, for the following purposes:

•                                          To elect three directors, each for a three-year term expiring in 2007;

•                                          To consider and vote upon a proposal to approve the Company’s Stock Incentive Plan of 2004;

•                                          To consider and vote upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 shares to 40,000,000 shares; and

•                                          To transact such other business as may properly come before the meeting.

Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 18, 2004, will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

PROXY STATEMENT

This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of MGP Ingredients, Inc. (the “Company”) to be held on Thursday, October 14, 2004, as set forth in the preceding Notice.  It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to stockholders commencing September 14, 2004.

GENERAL INFORMATION

The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 18, 2004 are entitled to notice of and to vote at the Annual Meeting.  The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting.  As of August 18, 2004, there were 15,916,030 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote.  In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors.  The candidates for office who receive the highest number of votes will be elected.  Both classes of stock are entitled to vote separately upon the proposals for the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation and for the approval of the Company’s Stock Incentive Plan of 2004. The affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock and of the holders of a majority of the outstanding shares of Common Stock is required for approval of the amendment to the Company’s Amended and Restated Articles of Incorporation.  The affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat is required for approval of the Company’s Stock Incentive Plan of 2004.   Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the shares of Preferred Stock and of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat (or such higher voting requirement as may be specified by law or the Company’s Articles of Incorporation) is required for approval of other proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.  With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal.  With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

Any stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company.  A stockholder may also revoke a Proxy by appearing at the meeting and voting by written ballot.  All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted.  If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors, FOR the proposal to amend the Amended and Restated Articles of Incorporation and FOR the proposal to adopt the Stock Incentive Plan of 2004.

The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company’s telephone number at that address is (913) 367-1480.

ELECTION OF DIRECTORS

Nominees

One Group A Director and two Group B Directors are required to be elected at the Annual Meeting.  The holders of the Common Stock are entitled to vote for the person nominated for the Group A position.  The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions.  John R. Speirs has been nominated by the Board of Directors for election to the Group A position for a term expiring at the Annual Meeting in 2007.  John E. Byom and Cloud L. Cray, Jr. have been nominated by the Board of Directors for election to the Group B positions for terms expiring at the Annual Meeting in 2007. Mr. Cray has been a director since 1957 and Messrs. Byom and Speirs are new nominees who will replace Messrs. Robert J. Reintjes and James A. Schlindwein, whose terms will expire at the Annual Meeting and who are retiring from the Board.  Each of the nominees have consented to serve if elected.  If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

GROUP A NOMINEE
(For term expiring in 2007)

JOHN R. SPEIRS

Mr. Speirs, age 55, is the chairman and co-founder of Stellus Consulting, a Minneapolis, Minnesota based strategy consulting firm formed in 2001 that specializes in business strategy, strategic visioning, merger and acquisition support and branding strategy.  From 1998 to 2000 he served as Executive Vice President of Marketing for Diageo PLC and from 1989 to 1998 he served in various capacities with Pillsbury, the last being as Senior Vice President of Strategy and Brand Development from 1995 to 1998. Prior thereto he served as an officer and in other management capacities with Lever Brothers from 1975.

GROUP B NOMINEES
(For terms expiring in 2007)

CLOUD L. CRAY, JR.

Mr. Cray, age 81, has been a director since 1957 and has served as Chairman of the Board since 1980.  He served as Chief Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 40 years.

JOHN E. BYOM

Mr. Byom, age 50, is the President of Multifoods Foodservice & Bakery Products, a division of The J.M. Smucker Company, a position he has held since June 13, 2004. Prior thereto he served  as Senior Vice President, Finance and Chief Financial Officer of International Multifoods Corporation from February 2003, as Vice President, Finance and Chief Financial Officer of such company from March 2000 to February 2003, as President, US Manufacturing (with P&L responsibility) of such company  from July 1999 to March 2000, as Vice President of Finance and IT for its  North American Foods Division from 1993 to 1999 and held various other positions prior thereto, including Controller of the Bakery Products Division from 1990 to 1991 and Internal Auditor and supervisor of audit from 1979 to 1981.

OTHER
GROUP A DIRECTORS

MICHAEL R. HAVERTY

Mr. Haverty, age 60, has been a director since October 1999.  He is Chairman of the Audit Review Committee and a member of the Human Resources and Compensation Committees.  Since January 1, 2001, he has been the Chairman, President and CEO of Kansas City Southern.  From 1995 until January 1, 2001, he was Executive Vice President of Kansas City Southern.  He also has served as President and Chief Executive Officer of The Kansas City Southern Railway Company since 1995.  Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May, 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991.  He is also a director of Kansas City Southern and Group TFM, S.A. de C.V.

LINDA E. MILLER

Ms. Miller, age 51, has been a director since June, 2000.  She is a member of the Audit Review Committee, the Human Resources and Compensation Committee and the Nominating Committee.  She is an independent marketing consultant and has been a Program Director of the University of Kansas School of Journalism since 1996 and a member of the Engineering Management Graduate Faculty since 1989.  She was previously employed by Dupont, Baxter Healthcare and  the American Business Women’s Association, Kansas City, Missouri.

DARYL R. SCHALLER, Ph.D.

Dr. Schaller, age 60, has been a director since October, 1997.  He is Chairman of the Nominating Committee and a member of the Audit Review and Human Resources and Compensation Committees.  He currently provides, and from 1996 through November 2001 provided, consulting services through his consulting firm, Schaller Consulting.  He was Vice President of Research and Development of International Multifoods Corp., of Minneapolis, Minnesota, from November 2001 through June 2003. He retired from Kellogg Co. in 1996 after 25 years of service.  He served Kellogg as its Senior Vice President-Scientific Affairs from 1994 until 1996, and previously was Senior Vice President-Research, Quality and Nutrition for Kellogg.

OTHER
GROUP B DIRECTORS

MICHAEL BRAUDE

Mr. Braude, age 68, has been a director since 1991.  He is a member of the Audit, Human Resources and Compensation and Nominating Committees.  From November, 2000 until March 2004, he was Executive Vice President of Country Club Bank, Kansas City, Missouri.  Previously, from 1984 until his retirement in November, 2000, he was the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange. Prior to 1984, he was Executive Vice President and a Director of American Bank & Trust Company of Kansas City.  Mr. Braude is a director of NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States, a director of Midwest Trust Company, Kansas City, Missouri, a trustee of Midwest Research

Institute and a trustee of the Kansas Public Employees Retirement System.

RANDALL M. SCHRICK

Mr. Schrick, age 54, has been a director since 1987. He joined the Company in 1973 and has been Vice President of Manufacturing and Engineering since May 2002.  From July, 1992 to May, 2002, he was Vice President of Operations, and from 1984 to July, 1992, he was Vice President and General Manager of the Pekin plant.  From 1982 to 1984, he was the Plant Manager of the Pekin plant.  Prior to 1982, he held various management positions at the Atchison plant.

LAIDACKER M. SEABERG

Mr. Seaberg, age 58, has been a director since 1979. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988.  He is the son-in-law of Mr. Cray, Jr.

CERTAIN INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

General. The Board has three standing committees:  Audit Review Committee, Nominating Committee and Human Resources and Compensation Committee.  The members of these committees during the last fiscal year are as follows: Audit Review Committee - Michael R. Haverty (Chairman), Michael Braude, Linda E. Miller, Robert J. Reintjes, Daryl R. Schaller and James A. Schlindwein; Nominating Committee - Daryl R. Schaller (Chairman), Linda E. Miller and Michael Braude; Human Resources and Compensation Committee - Robert J. Reintjes (Chairman), Michael Braude, Linda E. Miller, Michael R. Haverty, Daryl R. Schaller and James A. Schlindwein.

During the fiscal year ended June 30, 2004, the Board met five times, the Audit Review Committee met three times, the Human Resources Committee met five times and the Nominating Committee met two times.  Except for Ms. Miller, each director attended at least 75% of the meetings of the Board and the Committees of which the director was a member.

Audit Review Committee. The Audit Review Committee reviews the process involved in the preparation of the Company’s annual audited financial statements and appoints a firm of independent public accountants to serve as independent auditor and to conduct that audit and review the Company’s quarterly financial statements.  It also reviews and makes recommendations with regard to the process involved in the Company’s implementation of its conflict of interest and business conduct policy.  In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee’s written Charter that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) the services and fees of the independent auditor; (e) certain matters relating to the independence of the independent auditor; (f) certain matters required to be discussed with the independent auditor relative to the quality of the Company’s accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the independent auditor with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee.

The Board of Directors has determined that Michael R. Haverty is an “audit committee financial expert”, as defined in Item 401(h) of SEC Regulation S-K.  The Board also has determined that Mr. Byom, one of the nominees for election, is a “audit committee financial expert” as so defined and it is the intention of the Board to appoint Mr. Byom to the Audit Review Committee if he is elected at the Annual Meeting. The Board has determined that each of Mr. Haverty and Mr. Byom is independent, as independence for audit committees is defined in the applicable listing standards of the National Association of Securities Dealers. Under SEC regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933.  Further, the designation or identification of a person as an audit committee financial expert does not impose any duties, obligations or liability on such person that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The Board has determined that each member of the Audit Review Committee is “independent”, as independence for audit committees is defined in the applicable listing standards of the National Association of Securities Dealers.  The Board of Directors has adopted a written charter for the Audit Review Committee.

The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee. The Human Resources and Compensation Committee recommends to the Board of Directors the compensation of the Chief Executive Officer and other executive officers of the Company.   The Committee approves a bonus system for various key employees and reviews the scope and type of compensation plans for management personnel.  The Committee administers the Company’s Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and the Directors’ Stock Option Plans, and also serves as an executive search committee.   Each of the members of the Human Resources and Compensation Committee is independent, as defined in the listing standards of the National Association of Securities Dealers applicable to compensation committees.

Nominating Committee. The purposes of the Nominating Committee are to recommend to the Board the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service.  The Nominating Committee has a charter, a copy of which is available to stockholders on the company’s website at www.mgpingredients.com.  Each of the members of the Nominating Committee is independent, as defined in the listing standards of the National Association of Securities Dealers applicable to nominating committees.

In identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors and management.  The Nominating Committee will also consider candidates recommended by stockholders in accordance with its policies and procedures. However, the Nominating Committee may chose not to consider an unsolicited candidate recommendation if no vacancy exists on the Board.  The Nominating Committee may, in its discretion, use an independent search firm to identify nominees.  Of this year’s new nominees, Mr. Speirs was recommended to the Nominating Committee by the Company’s chief executive officer and Mr. Byom was recommended by a non-management director.

The Nominating Committee believes each candidate for the Board should be a person known for his or her integrity and honesty and should have, by education or experience, knowledge or skills which may be helpful to the Board in exercising its oversight responsibilities.  A sufficient number of Board members must meet the tests for independence set forth in the applicable listing standards of the National Association of Securities Dealers and Section 10A of the Exchange Act to permit the Company to satisfy applicable NASD and legal requirements.  The Committee also believes it is desirable for at least one Board member to be an “audit committee financial expert”, as defined in Rule 401(h) of Regulation S-K.  In considering candidates, the Committee may take into account other factors as it deems relevant.

In evaluating potential nominees, the Nominating Committee determines whether the nominee is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. The Nominating Committee will conduct a check of the individual’s background and will conduct personal interviews before recommending any candidate to the Board.  The Nominating Committee in its sole discretion may require candidates (including a stockholder’s recommended candidate) to complete a form of questionnaire to elicit information required to be disclosed in the Company’s proxy statement.

Stockholders who wish to recommend candidates for consideration by the Nominating Committee in connection with next year’s annual meeting should submit the candidate’s name and related information in writing to the chairperson of the Nominating Committee in care of the Company’s Secretary, at 1300 Main, P.O. Box 130, Atchison, Kansas, 66002, on or before May 16, 2005.  In addition to the name of the candidate, a stockholder should submit

•                  his or her own name and address as they appear on the Company’s records;

•                  if not the record owner, a written statement from the record owner of the shares that verifies the recommending stockholder’s beneficial ownership and period of ownership and that provides the record holder’s name and address as they appear on the Company’s records;

•                  a statement disclosing whether such recommending stockholder is acting with or on behalf of any other person, entity or group and, if  so , the identity of such person, entity or group;

•                  the written consent of the person being recommended to being named in the proxy statement as a nominee if nominated and to serving as a director if elected;

•                  pertinent information concerning the candidate’s background and experience, including information regarding such person required to be disclosed in solicitations of proxies for election of  directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

Director Fees. Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board.  Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors.  Pursuant to a stockholder approved plan, after giving effect to the Company’s recent stock split, each non-employee director also receives an automatic grant of an option to purchase 2,000 shares of the Company’s Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date.  Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director’s office due to retirement following age 70, (c) one year following termination of the director’s office due to death or (d) 90 days following the date of the termination of the director’s term of office for any other reason.

Communications with Directors and Director Attendance at Shareholder Meetings. The Company’s policy is to ask directors to attend the annual meeting of stockholders, and all of the directors attended last year’s annual meeting.  Stockholders may communicate directly with board members by writing the board or individual board members in care of the Company’s secretary at the Company’s executive offices.  Letters should be addressed as follows: Name of director - In care of Marta Myers, Secretary - MGP Ingredients, Inc. - 1300 Main Street, P.O. Box 130 - Atchison, Kansas 66002.

AUDIT REVIEW COMMITTEE REPORT

The Audit Review Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2004; has discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditor the auditor’s independence.  Based on such review and discussions, the Audit Review

Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2004 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report is made over the name of each continuing member of the Audit Review Committee at the time of such recommendation, namely Michael R. Haverty (Chairman), Michael Braude, Linda E. Miller, Robert J. Reintjes, Daryl R. Schaller, Ph. D. and James A. Schlindwein.

The Audit Review Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

Set forth below are the aggregate fees billed the Company by its principal accountant, BKD, LLP, for the fiscal years ended June 30, 2004 and 2003 for (i) professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s reports on Form 10-Q during such fiscal year (“Audit Fees”), (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements but are not included in Audit Fees (“Audit-Related Fees”), (iii) professional services rendered for tax compliance, tax advice or tax planning (“Tax Fees”) and (iv) other products and services (“Other Fees”), consisting primarily of information system advisory services. The Audit Review Committee has considered whether the provision of such services is compatible with maintaining the independence of BKD, LLP.  The Audit Review Committee has the sole right to engage and terminate the Company’s independent auditor, to pre-approve the performance of audit services and permitted non-audit services and to approve all audit and non-audit fees. The Audit Review Committee has empowered its chairman to act on the committee’s behalf between meetings to approve permitted non-audit services; the chairman must report any such services to the Audit Review Committee at its next scheduled meeting.

	Amount
Type of Fee	2003	2004
Audit Fees	$102,580	$118,034
Audit Related Fees	37,570	35,484
Tax Fees	40,657	14,347
All Other Fees	52,842	196,494
Total	$233,649	$364,359

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation for each of the years ending June 30, 2004, 2003 and 2002 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($))	Restricted Stock Award(s)(2) ($)(	Securities Underlying Options (#)	All Other Compensation ($) (1)

Laidacker M. Seaberg	2004	$404,830	$230,753	—	$278,716	—	$18,450
President and Chief Executive Officer	2003 2002	391,140 391,140	— 22,647	— —	— —	— 24,000	17,998 15,292

Michael J. Trautschold	2004	200,005	104,963	—	138,177	—	18,450
Executive Vice President Marketing and Sales	2003 2002	244,478 196,350	— 11,369	— —	— —	12,000 22,000	17,998 15,292

Randy M. Schrick	2004	189,564	87,048	—	129,910	—	18,450
Vice President of Manufacture and Engineering	2003 2002	188,154 177,819	5,000 9,848	— —	— —	— 12,000	16,936 15,292

Sukh Bassi, Ph.D.	2004	188,269	86,453	—	129,910	—	18,450
Vice President-	2003	182,269	—	—	—	—	16,406
New Products Innovation/Technology & Chief Science Officer	2002	176,960	9,375	—	—	7,000	15,292

Brian Cahill	2004	178,000	81,738	—	122,824	—	18,450
Vice President & CFO	2003 2002	170,688 139,972	— 11,037	— —	— —	5,000 7,000	15,362 13,591

(1)                                  Consists of the amount of the Company’s contributions to the Company’s Employee Stock Ownership Plans and 401(k) plan allocated to the accounts of each executive officer for the years indicated.

(2)                                  Consists of restricted shares awarded under the Company’s Stock Incentive Plan of 1996 and its 1998 Stock Incentive Plan for Salaried Employees.  Generally the restricted stock will vest if the Company achieves specific financial objectives over a performance period ending June 30, 2006; if those objectives are not met, the restricted stock will vest on June 30, 2010. Accelerated or partial vesting may be permitted upon a change of control or if employment is terminated as a result of death, disability, retirement or termination without cause.  Dividends are paid on the restricted shares.  At June 30, 2004, the number and value of the restricted shares held by each of the named executive officers were as follows: Laidacker M. Seaberg - 23,600 shares, $913,084; Michael J. Trautschold - 11,700 shares, $452,673; Randy M. Schrick - 11,000 shares, $425,590; Brian T. Cahill - 10,400 shares, $402,376; Sukh Bassi, PH.D. - 11,000 shares, $425,590.

Option Exercises and Year-End Holdings

The following table provides information, with respect to the named executive officers, concerning the exercise of options during the fiscal year ended June 30, 2004, and unexercised options held as of the end of such fiscal year, in each case after giving effect to the two-for-one stock split effective June 30, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL 2004
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable

Laidacker M. Seaberg	—	—	204,000 / 36,000	$1,144,305 / 210,555
Michael J. Trautschold	24,000	$326,510	25,000/ 43,000	144,869 / 210,119
Randall M. Schrick	65,200	780,571	12,800 / 24,000	82,420 / 133,215
Dr. Sukh Bassi	64,000	783,884	500 / 10,500	2,328 / 61,412
Brian T. Cahill	—	—	62,000 / 18,000	342,819 / 64,131

PERFORMANCE OF THE COMPANY’S COMMON STOCK

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following performance graph compares the performance of the Company’s Common Stock during the period beginning June 30, 1999 and ending June 30, 2004, to the Center for Research in Security Prices of the University of Chicago Graduate School of Business (“CRSP”) index for the NASDAQ Stock Market (the “NASDAQ COMPOSITE” index consisting of US companies) and a peer group CRSP index consisting of active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the “NASDAQ Food” index) for the same period.  The number of companies in the NASDAQ Food index varies from period to period but consisted of 37 companies at the end of June 2004.  The graph assumes a $100 investment in the Company’s Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENTS
ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1999
AND AT EACH SUBSEQUENT JUNE 30

	1999	2000	2001	2002	2003	2004
MGPI	$100.0	$74.7	$101.7	$119.8	$82.3	$370.8
NASDAQ FOOD	$100.0	$147.8	$80.3	$54.7	$60.7	$76.5
NASDAQ COMPOSITE	$100.0	$96.6	$124.1	$161.9	$163.2	$216.7

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

The report of the Human Resources and Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Human Resources and Compensation Committee Interlocks and Insider Participation.  Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company’s Human Resources and Compensation Committee (the “Committee”).  The Committee for the year ended June 30, 2004, consisted of Robert J. Reintjes (Chairman), Michael Braude, Michael R. Haverty, Linda E. Miller, Daryl R. Schaller, PhD, and James A. Schlindwein.  All of the members of the Committee are non-employee directors of the Company.  The Committee recommends to the Board of Directors compensation and compensation plans for the Chief Executive Officer and other executive officers.  The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

This report is provided by the Committee to assist stockholders in understanding the Committee’s philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2004.

Compensation Philosophy.  Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive’s level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company’s performance for the year and the prior year, (d) the executive’s individual performance for the year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation, and (g) a variety of other factors.  The components of Executive Compensation which reflect this philosophy may consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses, (iv) stock options, and (v) equity-based retirement compensation, which is reflected in the Company’s Employee Stock Ownership Plan and 401(k) Plan.  In formulating its compensation recommendations, the Committee considered information and recommendations provided by management and by Arthur J. Gallagher & Company, a nationally known and recognized firm of management consultants.

Base Salary.  The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the year based on the various factors described in the preceding paragraph.  In 2004, the Committee increased base salaries of the named executive officers to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises.  These increases were based in large part on studies conducted by Arthur J. Gallagher & Company.

Annual Cash Bonuses.  For fiscal 2004, the Committee determined that each officer would have an opportunity to receive a cash bonus equal to a percentage of base salary ranging from a minimum of 30% at target level performance to 80% at maximum level performance (50% to 100% in the case of the Chief Executive Officer), depending upon position and the extent to which certain Company performance measures were met.  The Company exceeded the targeted levels of performance for 2004.

The Committee has authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance by any employee of the Company other than the CEO.  This bonus pool was utilized in fiscal 2004.

Stock Incentive Plan of 1996.  In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996.  The Plan was approved by stockholders at the Annual Meeting in 1996.  The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with desire to conserve cash.  Since that action, the Committee has granted options to Senior Executives on an annual basis until fiscal 2004.  In fiscal 2004, after consultation with Pearl Meyer & Partners, a compensation consultant, the Committee determined to award performance accelerated restricted shares instead of options with a view to, among other matters, promoting increased financial performance over the long-term and increasing management ownership of stock so as to better motivate performance and matching of management and stockholder interests.  Restricted shares were awarded based on salary levels of recipients and generally will vest after seven years, subject to accelerated vesting in three years if the Company meets a specified earnings per share performance target set by the Committee.

Equity Based Retirement Compensation.  The final component of executive compensation consists of equity based retirement compensation through participation in the Company’s employee stock ownership plans for salaried and certain hourly employees (“Salaried ESOP”) and 401(k) Plan.  The amount of the Company’s contributions to the Salaried ESOP and the 401(k) Plan is determined by the Board each year based upon the recommendation of the Committee.  The Committee bases its recommendation primarily upon Company performance for the year.

Under the Salaried ESOP, amounts contributed by the Company are invested in shares of the Company’s Common Stock.  Shares purchased are allocated to participant accounts in proportion to the participant’s eligible compensation (as defined).  Generally, accounts are distributed to participants who have completed at least five years of service upon death, permanent disability or retirement.  In fiscal 2004, the Company contributed an amount equal to 4-1/2% of eligible compensation for the Salaried ESOP.  This is the same amount as in the prior year.

The Company has maintained a 401(k) Plan for the benefit of employees for several years but prior to fiscal 2001 had not made a contribution to it.  During fiscal 2001, the Board determined to reduce the Company’s contribution to the Salaried ESOP and to contribute an amount equal to the reduction to the 401(k) Plan.  Five years service is required for full vesting in the amount of the Company contribution.  In fiscal 2003, the Company contributed an amount equal to 4-1/2% of eligible compensation to the 401(k) Plan.

Compensation of the Chief Executive Officer for Fiscal 2004.  All of the components of fiscal 2004 compensation of the Chief Executive Officer were determined in accordance with the criteria described above.   Salary, bonus and restricted share awards to Mr. Seaberg for fiscal 2004 are as reported in the Compensation Table.

This report is being made over the names of Robert J. Reintjes (Chairman), Michael Braude, Daryl R. Schaller, Ph.D., Michael R. Haverty, Linda E. Miller and James A. Schlindwein, who are the continuing members of the Committee which passed on Executive Compensation for fiscal 2004.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of July 1, 2004 (after giving effect to the two-for-one stock split which was effective as of close of business on June 30), the number of shares beneficially owned and the percentage of ownership of the Company’s Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company’s capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned (a)
	Common Stock			Preferred Stock
Stockholder	No. of Shares	%		No. of Shares	%

Sukh Bassi, Ph. D.(b)	47,024		*
Michael Braude (b)	7,342		*
John E. Byom	0
Brian Cahill (b)(c)	98,062		*
Cloud L. Cray, Jr.(b)(d)(e)	4,015,082	25.2		333	76.2
Richard B. Cray (d)(f)	48,000		*	334	76.4
Michael R. Haverty (b)	39,140		*
Richard Larson (c)	3,200		*
Linda E. Miller (b)	6,612		*
Robert J. Reintjes (b)	44,784		*
Dave Rindom (c)	39,564		*
Daryl Schaller (b)	14,204		*
Randy M. Schrick (b)(c)(g)	106,064		*
James A. Schlindwein(b)	14,404
Laidacker M. Seaberg (b)(c)(d)(h)	1,240,894	7.7		404	92.4
John R. Speirs	0
Michael J. Trautschold (b)	57,102		*
Cray Family Trust (d)	—	—		333	76.2
Trustees of the Company’s ESOPs (c)	1,361,192	8.6
All Executive Officers and Directors as a Group of 19 (b)(i)	7,186,122	44.0		405	92.6
Insight Capital Research & Management (j)	1,032,502	6.5

* less than 1%

(a)                                  For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them.  Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of July 1, 2004.  Stockholders disclaim beneficial ownership in the shares described in the footnotes as being “held by” or “held for the benefit of” other persons.

(b)                                 The table includes shares which may be acquired pursuant to stock options granted under the Company’s stock option plans that become exercisable on or before September 1, 2004.  These consist of options held by two non-employee directors (Messrs. Cray and Reintjes) to purchase 16,000 shares each, one non-employee director (Mr. Schaller) to purchase 14,000 shares, one non-employee director (Mr. Haverty) to purchase 10,000 shares, and one non-employee director (Mr. Schlindwein) to purchase 6,000 shares, options held by Messrs. Bassi, Cahill, Schrick, Seaberg, and Trautschold to purchase 500, 62,000, 12,800, 204,000, and 25,000  shares, respectively, and options held by all executive officers and directors as a group to purchase 412,250 shares.

(c)                                  The Company’s Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 1,361,192 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan.  The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2004.  Any unallocated shares are voted by the trustees.  The trustees, and the number of shares allocated to their accounts, are as follows:  Mr. Seaberg (141,812 shares); Mr. Larson (8,750 shares); Mr. Cahill (26,774 shares); Mr. Rindom (17,316 shares); and Mr. Schrick (50,406 shares).  A total of 57,056 shares are allocated to the accounts of all other officers and directors.  The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 1,361,192 shares or any of the shares allocated to their individual accounts.  Accordingly, the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts shown, plus 1,361,192 shares and 8.6%.

(d)                                 The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares.  The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(e)                                  Includes 259,926 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director, 977,806 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee and 48,000 shares held by the Cloud L. Cray Foundation.

(f)                                    Includes 333 shares of Preferred Stock held by the Cray Family Trust and 48,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)                                 Includes 2,178 shares held by Mr. Schrick’s wife.

(h)                                 Includes 219,270 shares held by Mr. Seaberg’s wife.

(i)                                     Includes shares discussed under notes (a) through (h) as well as shares held by members of the families of officers not listed in the table.

(j)                                     Based on a Form 13F dated June 30, 2004. According to the report, Insight Capital Research & Management appears to share voting power with respect to 193,251 of these shares. Its address is 2121 N. California Boulevard, Suite 560, Walnut Creek, California 94596.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ.  Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2004, all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements.

PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (“the Articles of Incorporation”), to increase the number of authorized shares of Common Stock to forty million (40,000,000) from twenty million (20,000,000). The Board of Directors unanimously recommends that stockholders approve this amendment.

As of the record date, 15,916,030 shares of Common Stock were issued and outstanding. An additional 1,135,980 shares of Common Stock were reserved for issuance under outstanding options under the Company’s 1996 Stock Incentive Plan, its 1998 Stock Incentive Plan for Salaried Employees and its 1996 Stock Option Plan for Outside Directors. As a result, 2,947,990 shares (including treasury shares) were available as of the record date for future grants under these plans or under the proposed Stock Incentive Plan of 2004 or for other corporate purposes.

The Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of Common Stock as described above. The Board of Directors believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships, stock dividends (including stock splits in the form of stock dividends) and employee stock-based incentives.  The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the percentage voting power of a stockholder who does not purchase additional shares to maintain his or her pro rata interest.

If the proposed amendment is approved, the number of authorized shares of Common Stock in excess of those issued and outstanding, shares of Common Stock reserved for issuance under stock plans (including the proposed Stock Incentive Plan of 2004) and shares issuable upon the exercise of outstanding options to purchase Common Stock, is estimated to be 21,849,970 shares (including treasury shares) as of the record date. Those shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. The Company does not presently have any plans to issue any of the excess shares. However, upon issuance, such shares of Common Stock will have the same rights as the outstanding shares of Common Stock. Under the Articles of Incorporation, holders of the Company’s Common Stock do not have preemptive rights or cumulative voting rights.

The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the Company’s best interests and in the best interests of its then-existing stockholders.

The Board of Directors does not intend to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change management.

The Company’s Articles of Incorporation presently have other provisions which may have an anti-takeover effect.  The Articles of Incorporation provide for three classes of directors.  Further, holders of Preferred Stock are entitled to elect five of the nine members of the Board and only holders of the Preferred Stock are entitled to vote on proposals relating to mergers, the sale of substantially all of the Company’s assets or amendments to the Articles of Incorporation except where the result of any such action would be to change the authorized shares or par value of Common or Preferred Stock or to alter or change the powers, preferences or special rights of the shares of Common Stock or Preferred Stock so as to adversely affect the holders of Common Stock.

The text of the first paragraph of Article VI of the Articles of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Forty Million One Thousand (40,001,000) shares consisting of:

1.               Forty Million (40,000,000) shares of Common Stock having no par value; and

2.               One Thousand (1,000) shares of Preferred Stock having a par value of Ten Dollars ($10.00) per share.”

Vote Required

Approval of the amendment to the Company’s Articles of Incorporation requires the affirmative vote of a majority of the Company’s outstanding shares of Common Stock and a majority of the outstanding shares of Preferred Stock. If approved by the stockholders, the proposed amendment to the Articles of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Kansas, which is expected to take place as soon as practicable after the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROPOSAL TO ADOPT STOCK INCENTIVE PLAN OF 2004

The Board of Directors submits to the stockholders for approval the MGP Ingredients, Inc. Stock Incentive Plan of 2004 (the “Plan”). The Plan was adopted by the Board of Directors on August 26, 2004, but will not become effective until approved by the stockholders. If approved by the stockholders, the Plan will provide for the granting of stock incentives in the form of restricted stock, stock options, stock appreciation rights and other stock based awards to employees of MGP Ingredients, Inc. (the “Company”) and its subsidiaries.

The purposes of the Plan are to aid the Company in attracting, retaining, motivating and rewarding employees and other persons who provide substantial services to the Company or its subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by closely aligning the interests of participants in the Plan with those of stockholders.

The following brief description of the material features of the Plan is qualified in its entirety by reference to the full text of the copy of the Plan attached as Appendix A to this Proxy Statement.  Capitalized terms not defined herein have the same meaning as set forth in the Plan.

Eligible Participants

Under the Plan, the Committee (as defined below) may grant stock incentives to any salaried, full-time employee of the Company or of any of its subsidiaries, including any executive officer (regardless of whether the officer is also a director of the Company), and any such person who has been offered employment by the Company or any of its subsidiaries, except that a prospective employee may not receive any payment or exercise any rights relating to a stock incentive until that person’s employment with the Company has commenced.  As of  June 30, 2004, there were approximately One Hundred Fifty (150) employees who might be eligible to participate in the Plan.

Shares Reserved under the Plan

Number of shares available. The number of shares of Common Stock that may be issued under the Plan for stock incentives granted during the term of the Plan is nine hundred eighty thousand (980,000).

Method of counting shares.  Shares subject to a stock incentive under the Plan that are not issued or transferred or that cease to be issuable or transferable, or if, after issuance or transfer, are reacquired by the Company because the terms and conditions of the stock incentive are not fulfilled, are available for future awards.  Stock incentives settled by a cash payment instead of Common Stock will reduce the number of shares that may be issued under the Plan; however, shares of Common Stock withheld by the Company pursuant to a withholding tax election, as described below under “Withholding Taxes,” and shares used by Plan participants to pay the exercise price of stock incentives shall not be deemed issued under the Plan. Shares issued under stock incentives granted by the Company to employees of other corporations who become employees of the Company due to a merger or acquisition will not reduce the number of shares that may be issued under the Plan. However, shares shall not become available under the foregoing provisions in an event that would constitute a “material amendment” of the Plan subject to stockholder approval under then applicable NASDAQ Marketplace Rules. The Committee may determine that stock incentives may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as stock incentives will not result in delivery and vesting of shares in excess of the number then available under the Plan.

Adjustments.  The number and kind of shares available for issuance or subject to outstanding stock incentives, the exercise prices and other terms of outstanding stock incentives and other limitations in the Plan are subject to adjustment in the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Common Stock), recapitalization, stock split or reverse stock split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation. dissolution or other similar corporate transaction or event affects the Common Stock or, if deemed appropriate, in such circumstances the Committee may make provision for a payment of cash or property to the holder of an outstanding stock incentive or award new stock incentives in substitution for outstanding stock incentives.

The Committee also is authorized to make adjustments to stock incentives in recognition of unusual or nonrecurring items or events affecting the Company or any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions, or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit, performance of comparable organizations, economic and business conditions, personal performance of a participant and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority would cause stock incentives intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder (the “Code”) to otherwise fail to so qualify.

Source of shares. The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

Outstanding awards.  As of June 30, 2004, a total of 1,135,980 shares of Common Stock were subject to outstanding stock options or restricted share awards granted under the Company’s 1996 Stock Incentive Plan, its 1998 Stock Incentive Plan for Salaried Employees and its 1996 Stock Option Plan for Outside Directors and an aggregate of 26,020 shares remained available for incentive awards under the Company’s 1996 Stock Incentive Plan and its 1998 Stock Incentive Plan for Salaried Employees.

Plan Administration

Committee and members.  The Plan will be administered by a committee of the Board of Directors (the “Committee”) consisting of not less than three directors designated by the Board, each of whom when designated will be a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (or any successor rule or statute at the time in effect) (the “Exchange Act”), and as an “outside director” for purposes of Regulation 1.162-27 under Section 162(m) of the Code. Unless otherwise specified by the Board, the Human Resources and Compensation Committee of the Board of Directors will serve as the Committee.

Powers of Committee.  The Committee will have, among other powers, the power to

•                  designate persons who will participate in the Plan;

•                  determine the type or types of stock incentive to be granted to an eligible employee;

•                  determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, stock incentives;

•                  determine the terms and conditions of any stock incentive;

•                  determine whether, to what extent, and under what circumstances stock incentives may be settled or exercised in cash, shares of Common Stock, other securities, other stock incentives or other property, or canceled, forfeited, or suspended;

•                  determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other stock incentives, other property, and other amounts payable with respect to a stock incentive shall be deferred either automatically or at the election of the holder thereof or of the Committee;

•                  interpret and administer the Plan and any instrument or agreement relating to, or stock incentive granted under, the Plan;

•                  establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

•                  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Except as provided in the Plan, the Committee may take action such that

•                  any or all outstanding Stock Options or Stock Appreciation Right shall become exercisable in part or in full;

•                  all or a portion of the vesting period applicable to any outstanding Stock Award shall lapse;

•                  all or a portion of the performance period applicable to any outstanding Performance Award shall lapse; and

•                  the performance goals applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level.

However, except in the event of a Participant’s death or disability (as defined in the Plan) or a change in control or as provided in the Plan and summarized above under “Adjustments”, no award intended to qualify as “performance-based compensation” under the Code may be amended, nor may the Committee exercise any discretionary authority it may otherwise have, in any manner, to waive the achievement of the applicable performance goal, or to increase the amount payable pursuant thereto, in a manner that would cause such award to cease to so qualify. Notwithstanding that performance goals may be achieved, the Committee may determine, in its discretion, whether and the extent to which an award intended to qualify as “performance-based compensation” will be paid.

Types of Awards Under the Plan

The Plan permits four basics types of stock incentives:

•                    stock options, which will be non-qualified stock options (“non-qualified stock options”);

•                  stock appreciation rights (“stock appreciation rights”) granted in connection with stock options;

•                  stock awards (“stock awards”); and

•                  performance awards (“performance awards”), which may be denominated as a stock award or other form of stock incentive or a combination of any of these incentives.

The Committee will have the sole discretion to determine the number or amount of shares, units, or other rights to be awarded to any Plan participant. However, subject to adjustment as provided in the Plan, to the extent necessary for an award to be qualified performance based compensation under Section 162(m) of the Code, the maximum aggregate number of shares of Common Stock issuable under any stock incentives awarded to any individual with respect to any fiscal year of the Company shall be 100,000 shares or equivalents thereof.

Each stock incentive under the Plan will be evidenced by a written award that will specify the terms and conditions of the stock incentive and any rules applicable thereto.

Stock Options.  A stock option is the right to purchase shares of the Company’s Common Stock at a set price for a period of time in the future.  Under the Plan, the purchase price for shares must be at least 100% of their fair market value on the date of grant.  “Fair Market Value” is defined in the Plan generally as the last reported sale price of the Company’s Common Stock as reported by NASDAQ National Market System of the National Association of Securities Dealers, Inc. on the date the option is granted.  None of the stock options granted under the Plan will be incentive stock options eligible for special tax treatment under Section 422 of the Code.

Unless otherwise determined by the Committee or permitted by the Plan, no stock option may be exercised until the expiration of six months and one day following the date of its grant.  The maximum period for exercise of a stock option is ten years from the date of the grant.  The Committee can fix a shorter time for a stock option and can impose such other terms and conditions on the grant of stock options as it chooses, consistent with the Plan and with applicable laws and regulations.

Stock Appreciation Rights.  A stock appreciation right is a right granted in connection with a stock option that entitles the holder to settle all or part of the exercise price of the stock option by requesting a payment from the Company in an amount equal to the amount by which the fair market value of one share exceeds the option exercise price.  Payments for stock appreciation rights may be made by the Company in cash, shares of Common Stock having an aggregate market value on the exercise date equal to the amount of appreciation or a combination of cash and shares.

Stock Awards.  A stock award is the grant of a right to receive shares of the Company’s Common Stock at a future date without the payment of cash.  A stock award need not be conditioned upon the satisfaction of specified performance objectives established prior to the grant and may be subject to such other terms and conditions, including restrictions on transfer, that the Committee may determine. With respect to a stock award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts equal to the cash dividends which would have been payable in respect of such shares if they had been issued or transferred at the time the stock award was granted together with interest on such amount.

Performance Awards  Under the Plan, performance awards generally provide for the grant or vesting of a stock award, stock options or stock appreciation rights conditioned upon the Company or any subsidiary, division or business unit of the Company meeting certain performance goals established by the Committee during a specified performance period.  Performance goals may or may not be intended by the Committee to qualify as “performance based compensation” under Section 162(m) of the Code. The Committee will designate those awards intended to so qualify at the time of grant.  The criteria upon which performance goals for awards intended to qualify as “performance based compensation” under Section 162(m) of the Code may be based are limited to:

•                  net sales;

•                  income from operations, income before taxes, income before interest, taxes, depreciation, amortization, incentives, service fees and/or extraordinary or special items;

•                  net income or net income per common share (basic or diluted);

•                  return on assets, return on investment, return on capital, or return on equity;

•                  cash flow from operations, free cash flow (cash flow from operations less capital expenditures) or cash flow return on invested capital;

•                  stock price or total stockholder return; and

•                  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits,  and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

The Committee may increase or reduce the amount of a settlement to be made in connection with performance awards but may not exercise discretion to increase any amount payable with respect to an award intended to qualify as “performance based compensation” under the Code.

Vesting of Stock Awards and Performance Awards

Unless otherwise determined by the Committee, stock awards and performance awards will be subject to a vesting period of one year from the date of grant in the case of stock incentives that are performance based and of three years from the date of grant in the case of stock incentives that are not performance based.  Stock incentives may vest in whole or in part on an accelerated basis in the event of a participant’s death, disability, or retirement, or in the event of a change in control or other special circumstances, including involuntary termination without cause, in the sole discretion of the Committee.  A period that precedes the grant of the stock incentive will be treated as part of the vesting or performance period if the participant has been notified a reasonable time after the commencement of the period that he or she has the opportunity to earn the stock incentive based on performance and/or continued service.  Further, vesting over a one-year period or three-year period may include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

Rights on Termination

If a participant is terminated for cause due to misconduct, as determined by the Committee, all of the participant’s stock incentives will expire.  Subject to the provisions of the Plan, unless otherwise determined by the Committee, upon termination of employment for other reasons the following provisions will apply.

•                              Stock Options and Stock Appreciation Rights

•                              Death.  In the event of death, a participant’s stock options and stock appreciation rights will remain exercisable for one year, unless they terminate earlier by their terms, and will continue to vest through the exercise date.

•                              Disability or Retirement. In the event of disability or retirement, as defined in the Plan, a participant’s stock options and stock appreciation rights will remain exercisable for three years, unless they terminate earlier by their terms, and will continue to vest through the exercise date.

•                              Other reasons.  In the event of terminations for any reason other than death, retirement, disability or cause due to misconduct, a participant’s right to exercise any stock option and related stock appreciation right will terminate one year after termination of employment, unless they terminate earlier by their terms.  In such event, the stock option or stock appreciation right will be exercisable only for any shares as to which the right of purchase had accrued at the time of termination of employment.

•                              Stock Awards and Performance Awards not intended to qualify as “performance-based compensation” under the Code

•                              Disability, death, retirement and involuntary termination without cause.  Except as otherwise determined by the Committee at the time of grant, if the employment of a participant terminates by reason of disability, death, retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, any restrictions and provisions for forfeiture on such participant’s outstanding stock awards shall automatically expire, any performance goals with respect to performance awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the participant will be entitled to a prorated award equal to the number of stock awards or other stock incentives that would have been awarded (in the case of performance awards, at the target level) multiplied by a fraction, the numerator of which shall equal the number of months such participant was employed by the Company during the vesting or performance period, as applicable (fractional months shall be counted as full months) and the denominator of which shall equal the number of months in the vesting or performance period, as applicable.

•                              Other reasons. Unless the Committee determines otherwise, if the employment of the participant with the Company or a subsidiary terminates for any other reason, the portion of such award which is subject to performance goals or other vesting requirement on the effective date of termination shall be immediately forfeited and canceled by the Company.

•                              Performance Awards

•                               Death or disability. Except as otherwise determined by the Committee at the time of grant, if the employment of the participant with the Company or a Subsidiary terminates by reason of disability or death, any performance goals with respect to performance awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the participant will be entitled to a prorated award.  Such prorated award will be equal to the number of stock awards or other stock incentives that would have been awarded at the target level multiplied by a fraction, the numerator of which shall equal the number of months such participant was employed by the Company during the performance period (fractional months shall be counted as full months), and the denominator of which shall equal the number of months in the performance period.

•                              Other reasons.  Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals on the effective date of such Participant’s termination of employment shall be immediately forfeited and canceled by the Company.

Change in Control; Sale of Subsidiary

A change in control is deemed to occur in the event of certain acquisitions of 30% or more of the Company’s outstanding Common Stock and 50% of the Company’s outstanding preferred stock or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, certain changes of more than a majority of the membership of the Board of Directors or certain mergers which result in the Company’s stockholders owning less than 50% of the combined voting power of the surviving corporation.  Upon a change in control,  unless the Committee provides otherwise in the applicable award agreement, any and all stock options and stock appreciation rights granted under the Plan to participants will be immediately exercisable in full, any provisions for forfeiture and restrictions on transfer of shares underlying stock awards held by participants will expire and performance awards held by participants will be deemed earned at the target level.

In the event of a change in control the Committee may, in its discretion, permit participants to elect to receive cash based on a “change in control price” in exchange for their stock incentives.  The Committee also may determine that any stock options or stock appreciation rights not exercised prior to a change in control, or within such period of time thereafter (not to exceed 120 days) as the Committee shall determine, shall terminate. The Committee also may provide that stock options and stock appreciation rights shall be subject to a mandatory cash-out in lieu of accelerated vesting.   The “change in control price” means an amount in cash equal to the higher of

•                  the amount of cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any transaction triggering the change in control or any liquidation of shares following a sale of substantially all assets of the Company, or

•                  the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the change in control.

In the event that the Company agrees to sell or otherwise dispose of substantially all the assets of, or a majority interest in, a subsidiary, then unless the Committee shall otherwise provide in the award relating to a stock incentive, any and all stock options and stock appreciation rights granted under the Plan to employees of the affected subsidiary will be immediately exercisable in full, any provisions for forfeiture and restrictions on transfer of shares underlying stock awards held by such employees will expire and performance awards held by such employees will be deemed earned at the target level.   The Committee may determine that any stock options or stock appreciation rights not exercised prior to any such event, or within such period of time thereafter (not to exceed 120 days) as the Committee shall determine, shall terminate.

Timing of Payments

The Plan permits the Committee to settle stock incentives on an installment , deferred or accelerated basis.  The Committee may authorized the creation of trust and deposit therein cash, stock or other property or make other arrangements to meet the Company’s obligations under the Plan.

Withholding Taxes

In lieu of requiring a Plan participant to pay amounts sufficient to satisfy the Company’s withholding obligation attributable to a stock incentive, the Committee may permit or require Plan participants to satisfy this obligation by having shares otherwise issuable under a stock incentive withheld, by permitting participants to deliver shares of Common Stock obtained pursuant to a stock incentive under the Plan or any other plan of the Company that have been held continuously by the participant for six months or more or by delivering other shares obtained by the Plan participant on the open market.  The amount of tax which may be paid by a Plan participant through share withholding or delivery of shares may not exceed the Company’s minimum federal and state withholding amounts.

Duration of and Amendments to the Plan

The Plan will become effective upon approval by the Company’s stockholders and will remain in effect until all stock incentives have been exercised or satisfied in accordance with their terms.  However, no stock incentives may be granted under the Plan after October 14, 2014.  The Board may amend or terminate the Plan at any time; provided that it may not amend the Plan without an affirmative vote of the stockholders with respect to any amendment that would

•                  increase the aggregate number of shares of Common Stock that may be issued or transferred pursuant to stock incentives under the Plan,

•                  amend the provisions of the Plan with respect to eligibility of members of the Committee,

•                  permit any person who does not meet the eligibility requirements of the Plan to be granted a stock incentive under the Plan,

•                  permit shares to be valued or to be optioned at less than 100% of fair market value,

•                  change the business criteria upon which performance awards are based,

•                  extend the term of the Plan, or

•                  change the procedures for amending the Plan.

New Plan Benefits and Participation

If the Plan is approved, it is anticipated that the Compensation Committee will award Stock Awards for fiscal 2005 for an aggregate of  72,000 shares as follows.  Such  shares will vest in seven years, subject to accelerated vesting in three years if a performance measure or measures approved by the Compensation Committee are achieved.  Based on the closing price of the Company’s stock of $10.01 on August 17, 2004, such awards would have an aggregate value of $720,720.

Stock Incentive Plan of 2004

Name and Position	Number of Shares	Dollar Value ($)

Laidacker M. Seaberg, President & CEO	14,800	$140,014

Michael J. Trautschold, Exec. Vice President	7,400	74,014

Randall M. Schrick, Vice President	7,000	70,070

Dr. Sukh Bassi, Vice President	6,800	68,068

Brian T. Cahill, CFO	6,600	66,066

All executive officers, as a group	61,400	614,614

All non-executive directors, as a group	0	0

All other employees, as a group	10,600	106,106

Existing Equity Compensation Plans

The following is a summary of securities authorized for issuance under equity compensation plans as of June 30, 2004:

	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average of exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	905,980	$5.48	118,020
Equity compensation plans not approved by security holders	—	—	—
Total	905,980	$5.48	118,020

(1)  Of these securities, as of June 30, 2004 an aggregate of 26,020 shares may also be issued as performance or restricted stock awards under the terms of Stock Incentive Plan of 1996 and the 1998 Stock Incentive Plan for Salaried Employees.

Discussion of Federal Income Tax Consequences

Set forth below is a brief description of certain significant United States federal income tax consequences of the Plan, under existing law. References to the “Company” shall mean the Company or any subsidiary of the Company that employs the participating employee, as the case may be. In addition, the discussion applies primarily to participating employees that are citizens or resident aliens of the United States whose tax home or abode is in the United States.

The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

Non-qualified Stock Options. No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Plan. Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in the amount of the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

If the stock received upon exercise of a non-qualified stock option or stock appreciation right is subject to a substantial risk of forfeiture, the income and deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.

Stock Appreciation Rights. No income will be recognized by an optionee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the optionee will generally be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled to a deduction equal to the amount includable as ordinary income by the optionee.

Stock Awards.  A recipient of restricted stock under a stock award generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to a substantial risk of forfeiture) over the amount, if any, paid for such stock. However, a recipient who is permitted by the terms of the award or by action of the Committee to do so and who elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for the stock. If the shares subject to the election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the substantial risk of forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

Performance Awards. The award of a performance award under the Plan will not result in tax consequences to the Company or the participant.  Upon payment of amounts under the award, the participant will realize compensation taxable as ordinary income in an amount equal to any cash or the fair market value of the stock received, and the Company will be entitled to a deduction in the same amount.

Limitation on Company Deductions for Certain Compensation. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility by the Company.  This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers (“covered employees”) who are employed by the Company on the last day of the taxable year.  However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by stockholders, is not subject to his limitation on deductibility.  The Company has structured the Plan so that compensation resulting therefrom may qualify as performance-based compensation that would be deductible, assuming all other Code requirements are met at the time an award is made or paid.  However, it is possible that awards may be made to covered employees that do not qualify as performance based compensation, and the Company makes no representation that awards will so qualify.

Change in Control. Under certain circumstances, accelerated vesting or exercise of stock options or stock appreciation rights, or the accelerated lapse of restrictions on restricted stock, in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a corresponding tax deduction.

Vote Required

Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and of the holders of a majority of the shares of the Company’s preferred stock represented at the meeting. The Board of Directors believes that the approval of this Plan is in the best interests of the Company since it will facilitate the Company’s attraction, motivation and retention of employees and other persons who provide substantial services to the Company or its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

OTHER MATTERS

A Proxy confers discretionary authority with respect to the voting of shares represented thereby on any other business that properly may come before the meeting as to which the Company did not have notice prior to July 30, 2004.  The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business.  However, if any such other business does come before the meeting, shares represented by proxies given pursuant to this solicitation will be voted by the persons named in the Proxy in accordance with their best judgment.  A proxy also confers discretionary authority on the persons named to approve minutes of last year’s Annual Meeting, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of BKD, LLP as independent certified public accountants to audit the books, records and accounts of the Company for 2004.  The selection was made upon the recommendation of the Audit Review Committee, which, at the time of such recommendation, consisted of Mr. Reintjes, Chairman, Ms. Miller and Messrs. Braude, Haverty, Schaller and Schlindwein.  BKD, LLP has audited the Company’s books annually since 1958.

Representatives of BKD, LLP will be present at the stockholders’ meeting.  They will have the opportunity to make a statement and will be available to respond to appropriate questions.

PROXY SOLICITATIONS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

Stockholders who intend to present proposals for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Stockholders on October 13, 2005 must forward them to the Company at 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002, Attention:  Marta L. Myers, Corporate Secretary, so that they are received on or before May 16, 2005.  In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice of the matter on or before July 31, 2005, at the above address.

HOUSEHOLDING

Only one copy of the Company’s Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders.  This procedure is referred to as “householding.”  In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials.  The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address.  If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at MGP Ingredients, 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002 or call the Corporate Secretary 913-360-5232.  You can contact your broker or bank to make a similar request.  Stockholders sharing an address who now receive multiple copies of the Company’s Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

By Order of the Board of Directors

Laidacker M. Seaberg
President and Chief Executive Officer

September 14, 2004

Appendix A

MGP INGREDIENTS, INC.
STOCK INCENTIVE PLAN OF 2004

Table of Contents

Section

1.	PURPOSES.

2.	DEFINITIONS.

3.	GRANTS OF STOCK INCENTIVES.

4.	STOCK SUBJECT TO THE PLAN.

5.	STOCK AWARDS.

6.	STOCK OPTIONS.

7.	STOCK APPRECIATION RIGHTS.

8.	PERFORMANCE AWARDS.

9.	TERMINATION OR SUSPENSION OF EMPLOYMENT.

10.	ADJUSTMENT PROVISIONS

11.	CHANGE IN CONTROL; SALE OF SUBSIDIARY.

12.	TERM.

13.	ADMINISTRATION.

14.	GENERAL PROVISIONS.

15.	AMENDMENT OR DISCONTINUANCE OF PLAN.

MGP INGREDIENTS, INC.
STOCK INCENTIVE PLAN OF 2004

1.                                      PURPOSES.

The purpose of this Stock Incentive Plan of 2004 (the “Plan”) is to aid MGP Ingredients, Inc., a Kansas corporation (the “Company”), in attracting, retaining, motivating and rewarding employees  who provide substantial services to the Company or its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders.

2.                                      DEFINITIONS.

Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2:

Award Agreement:  Any written agreement, contract, or other instrument or document evidencing any Stock Incentive, which may, but need not, be executed or acknowledged by a Participant.

Board of Directors or Board:  The Board of Directors of the Company.

Change in Control:  A Change in Control shall mean:

(i)  The acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries, trustees of the Cray Family Trust, or any person who acquires Common or Preferred Stock from Cloud L. Cray, Jr. or from any trust controlled by or for the benefit of Cloud L. Cray, Jr. prior to or as a result of his death) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of at least 30% of the then outstanding shares of Common Stock and 50% of the then outstanding shares of Preferred Stock or 30% of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)  Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(iii)  Approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized,  merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

If any of the events enumerated in clauses (i) through (iii) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

Code:  The Internal Revenue Code of 1986 as now or hereafter amended.  References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

Committee:  The Human Resources and Compensation Committee of the Board of Directors of the Company or any other committee the Board may subsequently appoint to administer the Plan pursuant to Section 13 hereof, each member of which shall be a Qualified Member.  No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to be a Qualified Member.

Common Stock:  The Common Stock of the Company, no par value, or such other class of shares or other securities as may be subject to the Plan as the result of an adjustment made pursuant to the provisions of Section 10.

Company:  MGP Ingredients, Inc., a Kansas corporation.

Covered Employee:  An Eligible Person who is a Covered Employee as specified in Section 14(o).

Disability: The inability of a Participant to perform substantially such Participant’s duties and responsibilities due to a physical or mental condition that would entitle such Participant to benefits under the Company’s Long-Term Disability Plan in effect at the time or, if no such plan is in effect, such condition as would enable the Participant to receive an award for permanent and total disability from the Social Security Administration.

Eligible Person: A salaried, full-time employee of the Company or any Subsidiary, including any executive officer (whether or not also a director of the Company), and any such person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to a Stock Incentive until such person has commenced employment with the Company or a Subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or Subsidiary for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a Subsidiary has a substantial direct or indirect equity investment shall be deemed a Subsidiary, if so determined by the Committee.  Stock Incentives may be made to Eligible Persons whether or not they have received prior awards under the Plan or under any previously adopted plan, and whether or not they are participants in other benefit plans of the Company or any other Subsidiary.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Executive Officer:  At any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

Fair Market Value:  The fair market value of a share of Common Stock on the date as of which fair market value is to be determined shall be: (a) if the Common Stock is reported on the NASDAQ National Market System of the National Association of Securities Dealers, Inc., the last reported sales price of a share of Common Stock as reported by NASDAQ; or (b) if the Common Stock is listed on an established securities exchange or exchanges, the highest reported closing price of a share of Common Stock on such exchange or exchanges.  The fair market value of the Common Stock if not so reported or listed and the fair market value of any other property on the date as of which fair market value is to be determined shall mean the fair market value as determined by the Committee in its sole discretion.

Incentive Compensation:  Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to an agreement, resolution, arrangement, plan or practice, and whether payable currently or on a deferred basis, in cash, Common Stock or other property.

Incentive Stock Option:  A stock option which satisfies the requirements of Section 422 of the Code.  None of the Options granted under the Plan is intended to be an Incentive Stock Option.

Mature Stock:  Previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

Non-Qualified Stock Option:  A right to purchase Common Stock from the Company that is granted under Section 6 of the Plan.

Option:  An option to purchase shares of Common Stock or, where the context so requires, the instrument which evidences such an option.

Participant:  Any Eligible Person selected by the Committee to receive a Stock Incentive under the Plan.

Performance Award: A conditional right, granted to a Participant under Section 8, to a Stock Award or other Stock Incentive, as determined by the Committee, based upon performance criteria specified by the Committee.

Plan:  The Stock Incentive Plan of 2004 herein set forth as the same may from time to time be amended.

Qualified Member:  A member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1.162-27 under Code Section 162(m).

Retirement: Retirement at or after the attainment of age 62.

Stock Appreciation Right:  A right to receive a number of shares of Common Stock, cash, or a combination of the two based on the increase in the Fair Market Value of shares of Common Stock subject to an Option, as set forth in Section 7 of the Plan.

Stock Award:  An issuance or transfer of shares of Common Stock at the time a Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to a Stock Incentive that is contingent, in whole or in part, upon the attainment of a specified objective or objectives.

Stock Incentive:  A stock incentive granted under the Plan in one of the forms authorized in Section 3.

Subsidiary:  A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

3.                                      GRANTS OF STOCK INCENTIVES.

(a)  Persons Eligible to Participate.  Subject to the provisions of the Plan, the Committee may at any time grant Stock Incentives under the Plan to, and only to, Eligible Persons.

(b)  Forms of Stock Incentives.  Stock Incentives may be granted in the following forms:

(i)  a Stock Award, in accordance with Section 5, or

(ii)  a Stock Option, in accordance with Section 6, or

(iii)  a Stock Appreciation Right, in accordance with Section 7, or

(iv)  a Performance Award in accordance with Section 8, or

(v)  a combination of any of the foregoing.

(c)  Award Agreements.  Each Stock Incentive shall be evidenced by a written Award Agreement in a form prescribed by the Committee that is consistent with this Plan, that shall be delivered to the Participant and that shall specify the terms and conditions of the Stock Incentive and any rules applicable thereto.  The Committee may impose on any Stock Incentive or the exercise thereof, at the date of grant or thereafter (subject to Section 15(a) ), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.  The Committee shall retain full power and discretion with respect to any term or condition of a Stock Incentive that is not mandatory under the Plan.  The Committee shall require the payment of lawful consideration for a Stock Incentive to the extent necessary to satisfy the requirements of the Kansas General Corporations Act, and may otherwise require payment of consideration for a Stock Incentive except as limited by the Plan.  Award Agreements may be executed on behalf of the Company and the Plan by any Executive Officer of the Company or such other officer of the Company as the Committee shall designate.

(d)  Amendments of Award Agreements.  Subject to the terms of the Plan, the Committee may from time to time authorize the amendment of outstanding Award Agreements so long as such amendments are consistent with the Plan; provided, that any such amendment that would adversely affect the rights of any Participant or any holder or beneficiary of any Stock Incentive theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.  The Committee may not reprice (as defined in Section 15(a)) any Stock Option which has been awarded to a Participant.

(e)  Timing of Payment under Stock Incentives; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or Subsidiary upon the exercise of an Option or other Stock Incentive or settlement of a Stock Incentive may be made in a single payment or transfer, in installments, or on a deferred basis.  Installment or deferred payments may be required by the Committee (subject to Section 15(a)) or permitted at the election of the Participant on terms and conditions established by the Committee.

4.                                      STOCK SUBJECT TO THE PLAN.

(a)  Number of Shares Available.  Subject to the provisions of clause (b) of this Section 4 and Section 10, the number of shares of Common Stock that may be issued under the Plan for Stock Incentives during the term of the Plan is nine hundred eighty thousand (980,000).

(b)  Share Counting Rules.  If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred or shall cease to be issuable or transferable under such Stock Incentive, or if, after issuance or transfer, any such shares shall be reacquired by the Company or Subsidiary because of a Participant’s  failure to comply with or meet the terms and conditions of a Stock Incentive, such shares may again be made subject to Stock Incentives; and only the net additional shares issued upon the exercise or vesting of a Stock Incentive through the delivery or withholding of shares of Common Stock in payment of the exercise price or withholding taxes  shall be counted against the number of shares which are authorized for issuance under this paragraph.  The limitation provided for in this paragraph shall also be increased by the number of shares subject to any substitute Stock Incentives granted under Section 14(k).  Notwithstanding the foregoing, shares shall be deemed to have been issued pursuant to a Stock Option or Stock Award and shall be charged against the limitation provided for in this paragraph, whether actually delivered, to the extent of the number of shares covered by that portion of the related Stock Option or Stock Award granted under the Plan which is settled by the exercise of a Stock Appreciation Right or by a cash payment under a Stock Award.  The foregoing notwithstanding, shares shall not become available under this Section 4(b) in an event that would constitute a “material amendment” of the Plan subject to stockholder approval under then applicable NASDAQ Marketplace Rules.  Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Stock Incentives may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Stock Incentives will not result in delivery and vesting of shares in excess of the number then available under the Plan.

(c)  Use of Treasury and Other Shares.  Subject to the requirements of applicable Kansas law, authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan; provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall, unless and until transferred to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, available for any corporate purpose, irrespective of whether such shares are entered in a special account for purposes of the Plan.

(d)  Certain Limitations on Grants.  Notwithstanding any provision herein to the contrary, and subject to adjustment as provided in Section 10, to the extent necessary for an award to be qualified performance based compensation under Section 162(m) of the Code, the maximum aggregate number of shares of Common Stock issuable under any Stock Incentives awarded to any individual with respect to any fiscal year of the Company shall be 100,000 shares or equivalents thereof.  In addition, subject to other provisions of the Plan permitting the expiration of restrictions under certain circumstances, unless otherwise determined by the Committee the Stock Awards or Performance Awards granted under Section 5 or 8 will be subject to a vesting period of one year from the date of grant in the case of such Stock Incentives that are performance based and three years from the date of grant in the case of such Stock Incentives under Section 5 that are not performance based; provided, however, that such Stock Incentives may vest, in whole or in part, on an accelerated basis in the event of a Participant’s death, Disability, Retirement, or in the event of a Change in Control or other special circumstances, including involuntary termination without cause, in the sole discretion of the Committee.  In its discretion, the Committee may provide for vesting periods of longer or shorter duration that the one or three year periods referred to above. For purposes of this Section 4(d), (i) a period that precedes the grant of the Stock Incentive will be treated as part of the vesting or performance period if the participant has been notified a reasonable time after the commencement of the period that he or she has the opportunity to earn the Stock Incentive based on performance and/or continued service, and (ii) vesting over a one-year period or three-year period may include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

5.                                      STOCK AWARDS.

Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

(a)  General.  A Stock Award shall be granted only (i) in payment of Incentive Compensation that has been earned, (ii) as Incentive Compensation to be earned, or (iii) a combination of (i) and (ii).

(b)  Valuation.  For the purposes of the Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Participant and whether or not such shares are subject to restrictions which affect their value.

(c)  Grant.  Shares of Common Stock subject to a Stock Award may be issued or transferred to a Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  With respect to a Stock Award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts equal to the cash dividends which would have been payable in respect of such shares (as adjusted under Section 10 of the Plan) if they had been issued or transferred at the time the Stock Award was granted.  Such payments may be made in cash, shares of Common Stock or a combination of cash and shares.  Such payments may be made at the time the shares are issued or transferred, or at the time or times the cash dividends would have been payable if the shares had been issued or transferred at the time the Stock Award was granted. A Stock Award may provide that if such payments are made at the time shares are issued or transferred, there also will be paid interest on any deferred dividend amounts, with respect to the number of shares of Common Stock subject to such award, if any.  Any amount payable in shares of Common Stock under the terms of the Stock Award may be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

(d)  Terms Relating to Transfer, Payment or Forfeiture.  A Stock Award may contain such other terms and conditions as the Committee may determine with respect to transfer, payment or forfeiture of all or any part of the Stock Award.

(e)  Other Terms.  A Stock Award may be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the shares issued or transferred pursuant to the Stock Award, as the Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock

Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award.

6.                                      STOCK OPTIONS.

Stock Incentives granted under the Plan in the form of Stock Options shall be Non-Qualified Stock Options and shall be subject to the following provisions:

(a)  Grant.  Subject to the provisions of the Plan, including those contained in this Section 6, the Committee shall have the sole and complete authority to determine the Eligible Persons to whom Options shall be granted, the number of shares of Common Stock to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

(b)  Date of Grant.  The “Date of Grant” of an Option shall be the date the action of the Committee providing for the grant of the Option is taken, or such later date as the Committee may provide.  An amendment to the terms of an existing Option shall not constitute the grant of a new Option except to the extent that the amendment increases the number of shares subject to the Option other than as the result of an amendment effected pursuant to the adjustment provisions of the Plan.

(c)  Price.  The price at which shares of Common Stock may be purchased under an Option (the “Option Price”) shall be specified in the Option and shall be not less than 100% of the Fair Market Value of such stock on the Date of Grant of the Option.

(d)  Term.  An Option shall be exercisable only during a term (the “Term of the Option” or “Term”) commencing not sooner than six months and one day after the Date of Grant of the Option and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date fixed by the Committee and stated in the Option, which date shall not be later than the tenth anniversary of the Date of Grant.  If an Option is granted for an original Term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its Term for a period ending not later than the tenth anniversary of the Date of Grant of the Option.

(e)  Installments.  An Option may provide that it shall be exercisable in full or in part at any time during the Term of the Option, or that it shall be exercisable in a specified series of installments.  Unless otherwise provided in the Option, installments or portions thereof not exercised in earlier periods shall be cumulative and shall be available for exercise in later periods.  The Committee may, by so providing in an Option, require any partial exercise thereof to be with respect to a specified minimum number of shares.

(f)  Exercise.  To the extent that the right to purchase shares has accrued under an Option, the Option may be exercised from time to time by the optionee or by a person or persons entitled to exercise the Option, by delivery to the Company of a written notice, in the manner and in such form as may be prescribed by the Committee, stating the number of shares with respect to which the Option is being exercised, and by making provision satisfactory to the Company for the payment in full of the Option price of the shares prior to or in connection with the delivery of certificates evidencing the shares. In this regard, no certificate representing Common Stock shall be delivered until (x) the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction), either in (A) cash (which includes certified bank or cashier’s checks or money orders), (B) Mature Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, or (C) by a combination of (A) and (B); and (y) full payment of any withholding taxes thereon required by the Company to be paid (or arrangements made for such payment to the Company’s satisfaction). Upon receipt of such notice and payment, the Company shall deliver to or upon the order of the optionee, or such other person entitled to exercise the Option, at the corporate headquarters of the Company, or at such place as shall be mutually acceptable, a certificate or certificates evidencing such shares.  An Option may not be exercised for fractional shares of Common Stock. The Committee may, in its discretion and at the request of the optionee, upon receipt in cash (as described above) of the exercise price and upon the provision of the amount of any taxes required to be withheld, issue shares directly to a brokerage firm selected by the optionee to whom the optionee has submitted an irrevocable notice of exercise in accordance with Regulation T of the Board of Directors of the Federal Revenue Board.

(g)  No Stockholder Rights Prior to Exercise.  No person shall have any rights of a stockholder by virtue of an Option except with respect to shares actually issued to him, and issuance of shares shall not confer retroactive rights to dividends.

7.                                      STOCK APPRECIATION RIGHTS.

(a)  Grant.  Stock Appreciation Rights may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option.  A grant of Stock Appreciation Rights shall either be included in the instrument evidencing the Option to which they relate or evidenced by a separate instrument meeting the requirements of Section 3 of the Plan.

(b)  Settlement.  A person entitled to exercise an Option in connection with which Stock Appreciation Rights shall have been granted shall be entitled, at such time or times and subject to such terms and conditions as may be stated in the granting instrument, to settle all or part of the Option by requesting the Company to pay, in cancellation of the part of the Option to be settled, consideration in an amount equal to the number of shares of Common Stock subject to the canceled part of the Option times the amount by which the fair market value of one share on the exercise date exceeds the Option Price (the “Appreciation”).  The election shall be made in a written instrument, in form satisfactory to the Committee, delivered in the manner prescribed in Section 6 for the exercise of options.

(c)  Form of Consideration.  The form of the consideration to be paid for the Appreciation shall either be cash, shares of Common Stock having an aggregate market value on the exercise date equal to the Appreciation, or a combination of cash and shares.  Such form of consideration shall be specified either by the Committee or, subject to the approval of the Committee, by the person exercising the Stock Appreciation Right, provided that such form of consideration shall in no event include fractional shares of Common Stock.

(d)  Other Terms.  An Option in connection with which Stock Appreciation Rights are granted may prescribe or limit the period or periods of time during which the Stock Appreciation Rights may be exercised as provided in paragraph (b) of this Section 7, and may prescribe such additional terms and conditions applicable to the exercise of the Stock Appreciation Rights as may be determined by the Committee and as are consistent with the Plan.  In no event may Stock Appreciation Rights be exercised at a time when the Option in connection with which they were granted is not exercisable.

8.                                      PERFORMANCE AWARDS.

(a)  Performance Awards Generally.  The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 8.  Performance Awards may be denominated as a Stock Award or other Stock Incentive (or a combination) which may be earned or vest upon achievement or satisfaction of performance conditions specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

(b)  Performance Awards Granted to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the Committee shall designate the Performance Award as an “Award to Covered Employee” and the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal and other terms set forth in this Section 8(b).

(i)  Performance Goal Generally.  The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Performance Awards shall be granted, exercised, vest and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, vesting and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)  Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries  or other business units of the Company, shall he used by the Committee in establishing performance goals for such Performance Awards: (1) net sales; (2) income from operations; (3) income before taxes; (4) income before interest, taxes, depreciation, amortization, incentives, service fees and/or extraordinary or special items; (5) net income or net income per common share (basic or diluted); (6) return on assets, return on investment, return on capital, or return on equity; (7) cash flow from operations, free cash flow (cash flow from operations less capital expenditures) or cash flow return on invested capital; (8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)  Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(c)  Settlement of Performance Awards; Other Terms.  Settlement of Performance Awards shall be in Stock Awards or other Stock Incentives, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award to Covered Employee subject to Section 8(b).

(d)  Written Determinations.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of any Award to Covered Employee intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Performance Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of such Award upon which settlement of the Award was conditioned have been satisfied.

9.                                      TERMINATION OR SUSPENSION OF EMPLOYMENT.

The following provisions shall apply in the event of the Participant’s termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Stock Incentive or thereafter:

(a)  Stock Options and Stock Appreciation Rights.

(i)  Termination of Employment Other than Due to Death, Disability, Cause or Retirement.  If the Participant’s employment with the Company or its Subsidiaries is terminated for any reason other than death, Disability, cause due to misconduct or Retirement, the Participant’s right to exercise any Stock Option and related Stock Appreciation Right will terminate one year after the cessation of employment, unless the Option or Right terminates earlier by its terms or under other provisions of the Plan.  Until the

Option or Right terminates, it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued under the Plan at the time of cessation of employment, subject to all applicable conditions and restrictions provided in the Plan and the Option.  In no event shall an Option or Right be exercisable later than the date of expiration of the term of the Option or Right, and in no event shall an Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of cessation of employment.  Employment for the purposes of this paragraph shall mean continuous full-time salaried employment.  Vacations, sick leaves and any approved absence on leave shall not constitute a termination of employment or an interruption of continuous full-time salaried employment.

(ii)  Disability or Retirement.  If the Participant’s employment with the Company or its Subsidiaries is terminated by Disability or Retirement, any Stock Option or Stock Appreciation Right held by such Participant shall terminate on the earlier of (i) the third anniversary of such termination of employment, or (ii) the date the Option or Right would have otherwise expired by its terms had it not been for such termination of employment.  Until the Option terminates, it may be exercised by the optionee, his estate or legal representatives, for all or a portion of the shares as to which the right of purchase had accrued as of the date of such exercise, subject to all applicable conditions and restrictions provided in the Plan and the Option or Right.  In no event shall such Option or Right be exercisable later than the date of expiration of the term of the Option or Right, and in no event shall such Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of exercise.

(iii)  Death.  If the Participant’s employment with the Company or its Subsidiaries is terminated by death, and if any  Stock Option or Stock Appreciation Right was in effect at the time of his death (whether or not its terms had then commenced), the Option or Right may, until the expiration of one year from the date of death of the Participant or until the earlier expiration of the term of the Option or Right, be exercised as and to the extent it could have been exercised by the Participant had he been living at the time of exercise, by the legal representatives of the Participant or by any person, persons or entity to whom his rights under the Option or Right shall have been transferred pursuant to the provisions of paragraph (h) of Section 14 of the Plan.  Such exercise shall not be limited to the shares as to which the right of purchase had accrued at the date of death of the Participant, but shall be subject to all applicable conditions and restrictions prescribed in the Plan and the Option or Right, including any installment provision.

(iv)  Acceleration and Extension of Exercisability.  The Committee may, in its discretion, provide (A) that a Stock Option or Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above; (B) that a Stock Option or Stock Appreciation Right granted to a participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the option or right would have expired had it not been for the termination of the Participant’s employment.

(b)  Stock Awards and Performance Awards that are not designated as an Award to Covered Employee.  Unless otherwise determined by the Committee, if the employment of the Participant with the Company or a Subsidiary terminates by reason of Disability, death, Retirement or, in the sole discretion of the Committee, involuntary termination of employment without cause, any restrictions and provisions for forfeiture on such Participant’s outstanding Stock Awards shall automatically expire, any performance goals with respect to Performance Awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the Participant will be entitled to a prorated award.  Such prorated award will be equal to the number of Stock Awards or other Stock Incentives that would have been awarded (in the case of Performance Awards, at the target level) multiplied by a fraction, the numerator of which shall equal the number of months such Participant was employed by the Company during the vesting or performance period, as applicable (fractional months shall be counted as full months) and the denominator of which shall equal the number of months in the vesting or performance period, as applicable. Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals or other vesting requirement on the effective date of such Participant’s termination of employment shall be immediately forfeited and canceled by the Company.

(c)  Performance Awards that are an Award to Covered Employee. Unless otherwise determined by the Committee, if the employment of the Participant with the Company or a Subsidiary terminates by reason of Disability or death, any performance goals with respect to Performance Awards will be deemed to have been satisfied at the target level on the date the Committee determines that the performance goal has been met and the Participant will be entitled to a prorated award.  Such prorated award will be equal to the number of Stock Awards or other Stock Incentives that would have been awarded at the target level multiplied by a fraction, the numerator of which shall equal the number of months such Participant was employed by the Company during the performance period (fractional months shall be counted as full months), and the denominator of which shall equal the number of months in the performance period. Unless the Committee determines otherwise, if the employment of the Participant with the Company or a Subsidiary terminates for any other reason, the portion of such award which is subject to performance goals on the effective date of such Participant’s termination of employment shall be immediately forfeited and canceled by the Company.

(d)  Termination for Cause.  Notwithstanding the other provisions hereof, a Stock Incentive granted to a Participant shall expire and the Participant shall thereupon forfeit all rights thereunder if the Participant is terminated for cause due to the misconduct of the Participant.  The Committee shall, in its sole discretion, determine whether a termination was for cause due to misconduct.

10.                               ADJUSTMENT PROVISIONS

(a)  Adjustments to Shares and Price.  In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Common Stock), recapitalization, stock split or reverse stock split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation. dissolution or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of stock which may be delivered in connection with Stock Incentives granted thereafter; (ii) the number and kind of shares of stock by which annual per-person Stock Incentive limitations are measured under Section 4(d); (iii) the number and kind of shares of stock subject to or deliverable in respect of outstanding Stock Incentives; and (iv) the exercise price, grant price, purchase price or other terms (including performance goals) relating to any Stock Incentive or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 14(n)).The Committee may also determine that new Stock Incentives be substituted for any unexpired corresponding Stock Incentives then outstanding, such adjustments to be made in the case of outstanding Stock Options without an increase in the aggregate purchase price.  The decision of the Committee regarding any such adjustment or substitution shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.  The Company shall be obligated to, and therefore the Committee shall, provide for such equitable adjustments of outstanding Stock Incentives in order to preserve the positive intrinsic value of such Stock Incentives, unless in the circumstances the Participant would be able to realize such intrinsic value in the absence of an adjustment.

(b)  Other Adjustments.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Incentives (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring items or events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions, or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, Stock Appreciation Rights, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder; or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options, Stock Appreciation Rights or Performance Awards granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

The Committee may also unilaterally amend outstanding Stock Incentives to remove restrictions or otherwise change the terms of outstanding Stock Incentives to permit such incentives to be substituted for comparable incentives to be provided by any entity which assumes the obligations with respect to such outstanding Stock Incentives upon terms and conditions approved by the Board of Directors or Stockholders.

(c)  Committee Action Binding on all Persons.  The action of the Committee in approving any adjustment or change contemplated by this Section 10 shall be conclusively deemed to be equitable, appropriate, fair and/or comparable and shall be binding on all persons holding rights under the Plan.

11.                               CHANGE IN CONTROL; SALE OF SUBSIDIARY.

(a)  Change in Control.  Unless the Committee shall otherwise provide in the Award Agreement relating to a Stock Incentive granted under the Plan, upon the occurrence of a Change in Control:

(i)  Vesting of Stock Incentive.  Any Stock Incentive carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control; and

(ii)  Committee Power to Permit Cash Election.  The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Common Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Stock Incentives denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Stock Incentive, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Stock Incentive.  In addition, the Committee may provide that Options and Stock Appreciation Rights shall be subject to a mandatory cash-out in lieu of accelerated vesting.

(iii)  Stock Awards.  Any restrictions and provisions for forfeiture on all outstanding Stock Awards shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested.

(iv)  Performance Awards.  Each Grantee of a Performance Award for a performance period that has not been completed at the time of the Change in Control shall be deemed to have earned a   Performance Award as of the time of such Change in Control equal to such Participant’s target award opportunity for such Performance Award.

(b)  Definition of “Change in Control Price.”  The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

(c)  Sale of Subsidiary. Unless the Committee shall otherwise provide in the Award Agreement relating to a Stock Incentive granted under the Plan, in the event that the Company sells or otherwise disposes of substantially all the assets of, or a majority interest in, a Subsidiary, then any and all Options and Stock Appreciation Rights granted under the Plan to employees of the affected Subsidiary shall be immediately exercisable in full, any restrictions and provisions for forfeiture on all outstanding Stock Awards held by employees of the affected Subsidiary shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested, and each employee of the affected subsidiary who holds a Performance Award for a performance period that has not been completed at the time of the sale or other disposition shall be deemed to have earned a Performance Award as of the time of such sale or disposition equal to such Participant’s target award opportunity for such Performance Award.

(d)  Other Powers.  The Committee in its discretion and at any time may take such additional action as it deems appropriate to address the effect of a Change in Control or the sale or disposition of a Subsidiary on awards issued under this Plan. Without limitation, the Committee may determine that any Stock Options or Stock Appreciation Rights not exercised prior to a Change in Control or the sale or other disposition of a Subsidiary, or within such period of time thereafter (not to exceed 120 days) as the Committee shall determine, shall terminate.

12.                               TERM.

(a)  Effective Date.  The Plan shall become effective when approved by the holders of a majority of the shares of the Company’s Common Stock and by the holders of a majority of the shares of the Company’s Preferred Stock, present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

(b)  Expiration Date.  No Stock Incentive shall be granted under the Plan after October 14, 2014.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Stock Incentive granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Stock Incentive or to waive any conditions or rights under any such Stock Incentive shall, continue after the authority for grant of new Stock Incentive hereunder has been exhausted.

13.                               ADMINISTRATION.

(a)  Committee.  The Plan shall be administered by the Committee which shall consist of not less than three directors of the Company designated by the Board of Directors; provided, however, that no director shall be designated as a member of the Committee unless such director shall at the time of designation be a Qualified Member.  At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Stock Incentive intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(b)  Delegation by the Board.  The Board of Directors, by adoption of the Plan, delegates to the Committee all of its authority under the Plan, including the authority to award Stock Incentives, but excluding the authority to amend or discontinue the Plan.

(c)  Authority of the Committee.

(i)  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (A) designate Participants; (B) determine the type or types of Stock Incentive to be granted to an eligible employee; (C) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Stock Incentives; (D) determine the terms and conditions of any Stock Incentive; (E) determine whether, to what extent, and under what circumstances Stock Incentives may be settled or exercised in cash, shares of Common Stock, other securities, other Stock Incentives or other property, or canceled, forfeited, or suspended; (F) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Stock Incentives, other property, and other amounts payable with respect to a Stock Incentive  shall be deferred either automatically or at the election of the holder thereof or of the Committee; (G) interpret and administer the Plan and any instrument or agreement relating to, or Stock Incentive granted under, the Plan; (H) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (I) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(ii)  Unless prohibited by the Plan, the Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Stock Options or Stock Appreciation Right shall become exercisable in part or in full, (ii) all or a portion of the vesting period applicable to any outstanding Stock Award shall lapse, (iii) all or a portion of the performance period applicable to any outstanding Performance Award shall lapse, and (iv) the performance goals applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level.  Notwithstanding the foregoing, except as to Committee action in the event of the Participant’s death or Disability or a Change in Control or as provided in Section 10, no award designated as an Award to a Covered Employee may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to an award designated as an Award to a Covered Employee under this Plan, in any manner to waive the achievement of the applicable performance goal, or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause an award designated as an Award to a Covered Employee to cease to qualify for the exemption from the limitation on deductibility under Section 162(m) of the Code.  Notwithstanding that performance goals may be achieved, the Committee may determine, in its discretion, whether and the extent to which an award designated as an Award to a Covered Employee, as defined under Code Section 162(m), will be paid.

(d)  Committee Discretion Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Stock Incentive shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Stock Incentive, any stockholder and any employee. The Committee’s determination under the Plan including, without limitation, determination of the persons to receive awards, the form, amount and type of awards, the terms and provisions of awards and the written material evidencing such awards, any amendments to the terms and provisions of any awards, and the granting or rejecting of applications for delivery of shares of Common Stock need not be uniform and may be made selectively among otherwise eligible persons whether or not such persons are similarly situated.

(e)  Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified, held harmless  and protected by the Company with respect to any such action or determination.

(f)  Delegation.  Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Stock Incentives to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Stock Incentives held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

14.                               GENERAL PROVISIONS.

(a)  No Rights to Participation or Employment.  No person shall have any right to participation in this Plan. Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any Participant with or without cause.

(b)  Restrictions on Shares.  Each Stock Incentive made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Stock Incentive upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting, exercise or settlement of such Stock Incentive or the delivery of shares thereunder, such Stock Incentive shall not vest, be exercised or settled and such shares shall not be issued or delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  In addition, the Committee may condition the grant of a Stock Incentive on compliance with certain listing, registration or other qualifications applicable to the Stock Incentive under any law or any obligation to obtain the consent or approval of a governmental body.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Stock Incentive made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.  The Company shall not be obligated by virtue of any terms and conditions of any Stock Incentive or any provisions of the Plan to recognize the exercise of a Stock Option or to sell or issue shares in violation of the Securities Act or the law of any government having jurisdiction thereof.  Any postponement or delay by the Company in recognizing the exercise of any Stock Option or in issuing any shares under a Stock Award or otherwise hereunder shall not extend the term of a Stock Option nor shorten the term of any restriction period or vesting period attached to any Stock Award or other award and neither the Company nor its directors or officers shall have any obligation or liability to the holder of a Stock Incentive or to any other person with respect to any shares as to which a Stock Option or other award shall lapse because of such postponement or as to which issuance under a Stock Award or other Stock Incentive was delayed.

(c)  No Rights as Stockholder.  Subject to the provisions of the applicable Stock Incentive, no Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

(d)  Grants of Awards to Future Employees.  The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be at the time of grant an Eligible Person, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Committee takes action to implement such agreement or commitment, which date shall for the purpose of the Plan be the date of grant.

(e)  Implementation of Stock Incentives by Subsidiaries.  In the case of a grant of a Stock Incentive to any employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive.  Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee or on such later date as the Committee shall specify.

(f)  Withholding and Payment of Taxes.  The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Subsidiary determines it is permitted or required to withhold in connection with any Stock Incentive.  Such provisions may include a requirement that all or part of the amount of such taxes be paid to the Company or Subsidiary, in cash, at the time of settlement and may permit the Company to withhold an amount of cash, if any, which would otherwise be payable to a Participant, including withholding from wages or other cash compensation or awards otherwise due to the Participant, under this

Plan or otherwise, in the amount necessary to satisfy any such obligation.  In the discretion of the Committee such provisions may also permit the payment of such taxes by the Company through the withholding of shares of Common Stock to be issued under a Stock Incentive, either on a mandatory or elective basis, or the delivery of shares of Mature Stock owned by the Participant  (either actual delivery or by attestation procedures established by the Company), in any such case having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with a Stock Incentive, not exceeding the Company’s minimum statutory withholding amount, based on the Company’s minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable income resulting from the Stock Incentive.   Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

(g)  Required Consent to and Notification of Code Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with a Stock Incentive, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(h)  Non-transferability.  Except with the Committee’s prior approval, (i) no Stock Incentive and no rights under a Stock Incentive or under the Plan, contingent or otherwise, shall, by operation of law or otherwise, be transferable or assignable or subject to any encumbrance, pledge, hypothecation or charge of any nature, or to execution, attachment or other legal process, except that, in the event of the death of the Participant, the Participant’s rights under the Stock Incentive may pass, as provided by law, to the legal representatives of the Participant, and such legal representatives may transfer any rights in respect of such Stock Incentive to the person or persons or entity (including a trust) entitled thereto under the will of  Participant, or in the case of intestacy, under the applicable laws relating to intestacy, and (ii) during the life of a Participant, the Stock Incentive shall be exercisable only by such Participant.

(i)  Other Compensation.  Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, profit-sharing, insurance, stock purchase, incentive compensation or bonus plan.

(j)  Place of Administration.  The place of administration of the Plan shall conclusively be deemed to be within the State of Kansas and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by and be determined exclusively and solely in accordance with, the laws of the State of Kansas.  Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced, shall be governed by the laws of the State of Kansas, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

(k)  Substitute Options.  Stock Incentives may be granted under the Plan from time to time in substitution for stock incentives held by employees of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary.  The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock incentives in substitution for which they are granted.

(l)  Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Common Stock pursuant to a Stock Incentive, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Common Stock, other Stock Incentives or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(m)  Payments in the Event of Forfeitures; Fractional Shares.  If so determined by the Committee, in the event of a forfeiture of a Stock Incentive with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Stock Incentive. Except as provided in the Plan, the Committee shall determine whether cash, other Stock Incentives or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(n)  Certain Limitations Relating to Accounting Treatment of Awards.  At any time that the Company is accounting for Stock Incentives under Accounting Principles Board Opinion 25 (“APB 25”), the Company intends that, with respect to such Stock Incentives, the compensation measurement date for accounting purposes shall occur at the date of grant or the date performance conditions are met if a Stock Incentive is fully contingent on achievement of performance goals, unless the Committee specifically determines otherwise.  Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or a Stock Incentive agreement would result, under APB 25, in “variable” accounting or a measurement date other than the date of grant or the date such performance conditions are met with respect to such Stock Incentives, if the Committee was not specifically aware of such accounting consequence at the time such Stock Incentive was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee.  This provision shall cease to be effective if and at such time as the Company no longer accounts for equity compensation under APB 25.

(o)  Compliance with Code Section 162(m).  It is the intent of the Company that Options and Stock Appreciation Rights granted to Covered Employees and other Stock Incentives designated as “Awards to Covered Employees” subject to Section 8(b) shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. Because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such award upon attainment of the applicable performance objectives.

(p)  Agreement.  The Committee may condition a Participant’s right (i) to exercise, vest or settle the award, and (ii) to receive delivery of shares, on the execution and delivery to the Company of the Award Agreement and the completion of other requirements, including, but not limited to, the execution of a non-compete and/or non-solicitation agreement by the recipient and delivery thereof to the Company.  Acceptance of, or receipt of the benefit of, a Stock Incentive shall be conclusively presumed to be assent by the holder to all of the terms and conditions of the Plan and of the Award Agreement, whether or not signed by the holder.

(q)  Termination of Employment or Service.  Unless otherwise determined by the Committee, a Participant employed by an entity that is a Subsidiary under this Plan shall be deemed to have terminated employment with or service to the Company for purposes of this Plan on the date that such entity ceases to be a Subsidiary hereunder.

(r)  Designation of Beneficiary.

(i)  If permitted by the Committee, a Participant may file with the Committee a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death.  To the extent an outstanding Stock Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option to the extent permitted under local law.

(ii)  Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant’s lifetime on a form prescribed by the Committee.  The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

(iii)  If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Stock Option hereunder held by such Participant, to the extent exercisable, may be exercised by, and any Stock Award not yet delivered shall be delivered, exchanged, or paid to, such Participant’s legal representative.

15.                               AMENDMENT OR DISCONTINUANCE OF PLAN.

(a)  Amendment.  The Plan may be amended by the Board of Directors at any time, provided that without the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and the affirmative vote of the holders of a majority of the Company’s Preferred Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) amends the provisions of paragraph (a) of Section 13 with respect to eligibility  of members of the Committee, (iii) permits any person who does not meet the eligibility requirements of the Plan to be granted a Stock Incentive, (iv) amends the provisions of Sections 5, 6, 7 or 8 to permit shares to be valued or to be optioned at less than 100% of Fair Market Value or to change the business criteria in Section 8 upon which Performance Awards are based, (v) amends Section 12 to extend the term of the Plan, or (vi) amends this Section 15.  Any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval. Without the approval of stockholders, the Committee will not amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes it “repricing.”  For purposes of this plan, a “repricing” means: (1) amending the terms of an Option or Stock Appreciation Right after it is granted to lower its exercise price; (2) any other action that is treated as a repricing under generally accepted accounting principles; and (3) canceling an Option or Stock Appreciation Right at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, Stock Appreciation Right, Stock Award, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the Option, Stock Award or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Option holder.  Adjustments to awards under Section 10 will not be deemed “repricings,” however.

(b)  Discontinuance.  The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan at any time.

(c)  Consents.  No amendment or discontinuance of the Plan by the Board of Directors or the stockholders of the Company shall adversely affect, without the consent of the holder thereof, any Stock Incentive theretofore granted.

******************************************************************

The undersigned Secretary of Midwest Grain Products, Inc., hereby certifies that the foregoing Plan was duly approved by the holders of a majority of the Common and Preferred Stock present or represented and entitled to vote at the Annual Meeting of Stockholders duly called, noticed, convened and held on October 14, 2004, in accordance with the Certificate of Incorporation, Bylaws and applicable laws of the State of Kansas.

Dated:
Marta Myers, Secretary

1300 Main Street, P. O. Box 130
Atchison, Kansas 66002-0130
Phone: 913-367-1480
www.midwestgrain.com

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 14, 2004, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2004 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as you name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1.                                      Election of two Group B Directors for terms expiring in 2007.  The Board of Directors has nominated:

Cloud L. Cray, Jr.

John E. Byom

☐ FOR both Nominees	☐ AUTHORITY WITHHELD from both Nominees

☐ AUTHORITY WITHHELD from the following Nominee:

2.                                      Proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.                                      Proposal to approve the Company’s Stock Incentive Plan of 2004.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.                                      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[Logo]

MGP INGREDIENTS, INC.	PROXY

1300 Main Street, Atchison, Kansas 66002	COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 14, 2004, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2004 and its Proxy Statement.

This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

Stockholder’s Signature

Stockholder’s Signature

Dated
Please sign exactly as you name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Proxies are hereby given the following authority:

1.                                      Election of one Group A Director for a term expiring in 2007.  The Board of Directors has nominated:

John R. Speirs

☐ FOR Nominee	☐ AUTHORITY WITHHELD from Nominee

2.                                      Proposal to amend the Company’s the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.                                      Proposal to approve the Company’s Stock Incentive Plan of 2004.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.                                      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 14, 2004

TO:                            Participants in the MGP Ingredients, Inc.
Employee Stock Purchase Plan

Provisions of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “Plan”) entitle participants to instruct the Trustee of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 14, 2004.

We are also enclosing a copy of the Company’s Annual Report for 2004 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK PURCHASE PLAN
C/O MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “ESPP”), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 14, 2004, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2004 and its Proxy Statement.

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.                                      Election of one Group A Director for a term expiring in 2007.  The Board of Directors has nominated:

John R. Speirs

☐ FOR Nominee	☐ AUTHORITY WITHHELD from Nominee

2.                                      Proposal to amend the Company’s the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.                                      Proposal to approve the Company’s Stock Incentive Plan of 2004.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.                                      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 14, 2003

TO:                            Participants in the
Employee Stock Ownership Plan

Provisions of the Employee Stock Ownership Plan (the “Plan”) entitle participants to instruct the Trustees of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants.  Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 14, 2004.

We are also enclosing a copy of the Company’s Annual Report for 2004 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Thank you.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
c/o MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

The undersigned hereby instructs Laidacker M. Seaberg, Brian Cahill, Dave Rindom, Richard Larson and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the “ESOP”), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 14, 2004, or at any adjournment thereof.

The undersigned has received the Company’s Annual Report for 2004 and its Proxy Statement.

Name of ESOP:

Accountholder’s Signature

Accountholder	Dated:

Number of Shares Allocated to Account:

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

1.                                      Election of one Group A Director for a term expiring in 2007.  The Board of Directors has nominated:

John R. Speirs

☐ FOR Nominee	☐ AUTHORITY WITHHELD from Nominee

2.                                      Proposal to amend the Company’s the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.                                      Proposal to approve the Company’s Stock Incentive Plan of 2004.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.                                      In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.